POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/ _______________________
     Margaret G. Dyer
     Director

                               POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned director and officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/ _______________________________
     Marla G. Friedman
     Vice President and Director

                               POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/ ________________________
     John C. Lounds
     Director

                               POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/ ___________________________
     J. Kevin McCarthy
     Director

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/  __________________________________
      Samuel H. Pilch
      Vice President and Controller

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/ ___________________________
     Kevin R. Slawin
     Vice President

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/   ___________________________
      Casey J. Sylla
      Chief Investment Officer

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned director and officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/ _____________________________
     Michael J. Velotta
     Director and Vice President,
        Secretary and General Counsel

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/ __________________________________
     Steven C. Verney
     Director

                                POWER OF ATTORNEY

                       GLENBROOK LIFE AND ANNUITY COMPANY

     Know all men by these presents that the undersigned director and officer of Glenbrook Life and Annuity Company constitutes and appoints Michael J. Velotta as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

July 11, 2000




/s/ _____________________________
     Thomas J. Wilson, II
     Director and President and
       Chief Executive Officer